                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: July 15, 1997
                                         -------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                     0-25762               54-1719855
-------------------------------       ------------          -------------------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)          Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia               23060
--------------------------------------------------             ----------
   (Address of principal executive offices)                    (Zip Code)


             (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.             OTHER EVENTS.

                    The June 1997 monthly Certificateholders Statements to investors were distributed July 15, 1997.

ITEM 7 (c).         EXHIBITS

                    The following are filed as exhibits to this Report under
                    Exhibit 28:

                    1.  June Performance Summary

                    2.  Series 1993-1 Class A and Class B Certificateholder's Statements for
                        the month of June 1997.

                    3.  Series 1993-4 Class A and Class B Certificateholder's Statements for
                        the month of June 1997.

                    4.  Series 1994-2 Class A and Class B Certificateholder's Statements for
                        the month of June 1997.

                    5.  Series 1994-3 Class A and Class B Certificateholder's Statements for
                        the month of June 1997.

                    6.  Series 1994-4 Class A and Class B Certificateholder's Statements for
                        the month of June 1997.

                    7. Series 1994-A Certificateholders' Statement for the month of June 1997.

                    8.  Series 1995-1 Class A and Class B Certificateholder's Statements for
                        the month of June 1997.

                    9.  Series 1995-2 Class A and Class B Certificateholder's Statements for
                        the month of June 1997.

                    10.  Series 1995-3 Class A and Class B Certificateholder's Statements for
                         the month of June 1997.

                    11.  Series 1995-4 Class A and Class B Certificateholder's Statements for
                         the month of June 1997.

                    12.  Series 1996-1 Class A and Class B Certificateholder's Statement for
                         the month of June 1997.

                    13.  Series 1996-2 Class A and Class B Certificateholder's Statements for
                         the month of June 1997.

                    14.  Series 1996-3 Class A and Class B Certificateholder's Statement for
                         the month of June 1997.

                    15.  Series 1997-1 Class A and Class B Certificateholder's Statement for
                         the month of June 1997.


                                  SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                         CAPITAL ONE MASTER TRUST

                                         By:    CAPITAL ONE BANK
                                                Servicer


                                         By:    /s/ David M. Willey
                                                ----------------------------
                                                David M. Willey
                                                Vice President

Date: July 15, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                             ---------------------







                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS


                                                                                      SEQUENTIALLY
EXHIBIT                                                                               NUMBERED
NUMBER                EXHIBITS                                                        PAGE
------                --------                                                        -------------


     1                June Performance Summary                                            07

     2                Series 1993-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      09

     3                Series 1993-4 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      11

     4                Series 1994-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      13

     5                Series 1994-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      15

     6                Series 1994-4 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      17

     7                Series 1994-A Certificateholder's Statement for
                      the month of June 1997                                              19

     8                Series 1995-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      20

     9                Series 1995-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      22

     10               Series 1995-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      24

     11               Series 1995-4 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      26

     12               Series 1996-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      28

     13               Series 1996-2 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      30


     14               Series 1996-3 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      32


     15               Series 1997-1 Class A and Class B Certificate-
                      holder's Statements for the month of June 1997                      34